UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 8, 2007
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-51290                   52-1841431
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                           10591
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                 (914) 606-3500
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


This Current Report on Form 8-K/A is being filed to correct certain incorrect information included in EpiCept Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 12, 2007 (the "Original Filing").


COMPENSATION ARRANGEMENTS

On January 8, 2007, the Board of Directors of EpiCept Corporation, a Delaware corporation (the "Company") did not authorize a salary increase, retroactive to January 1, 2007, to Michael Damask (Chief Medical Officer and Vice President of Medical Affairs). His salary remains at $240,000.


CASH BONUS ARRANGEMENTS

On January 8, 2007, the Board of Directors of the Company authorized a cash bonus to: John V. Talley (President and Chief Executive Officer) of $175,000; Robert W. Cook (Chief Financial Officer and Senior Vice President, Finance and Administration) of $46,875; Dileep Bhagwat (Senior Vice President, Pharmaceutical Development) of $57,200; Ben Tseng (Chief Scientific Officer) of $43,000; Michael Damask (Chief Medical Officer and Vice President of Medical Affairs) of $10,080; and Michael Chen (Vice President, Global Business Development) of $22,800.


STOCK OPTIONS

On January 8, 2007, the Compensation Committee of the Board of Directors of the Company awarded options to purchase 47,310 shares of EpiCept common stock pursuant to EpiCept's 2005 Equity Incentive Plan (the "2005 Plan") to Michael Chen (Vice President, Global Business Development).


RESTRICTED STOCK GRANTS

On January 8, 2007, the Board of Directors of the Company awarded a grant of 11,970 shares restricted stock, pursuant to the 2005 Plan to Michael Chen (Vice President, Global Business Development).


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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPICEPT CORPORATION


                                              /s/ Robert W. Cook
                                            --------------------------------
                                            Name: Robert W. Cook
                                            Title: Chief Financial Officer

Date:  January 16, 2007













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